DELAWARE POOLED® TRUST

The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement to the Portfolios’ Prospectus dated February 28, 2014

The following replaces the information in the section entitled “Portfolio summary: The International Equity Portfolio – Who manages the Portfolio? – Sub-advisor”:

Sub-advisor

Mondrian Investment Partners Ltd.

Portfolio managers	Position with Mondrian Investment Partners Ltd.	Start date on the Portfolio
Elizabeth A. Desmond	Director/Chief Investment Officer, International Equities	October 1999
Melissa J. A. Platt, CFA	Portfolio Manager	February 2012
Nigel Bliss	Senior Portfolio Manager	November 2014
Andrew R. Porter, CFA	Senior Portfolio Manager	November 2014

The following replaces the information in the section entitled “Portfolio summary: The Labor Select International Equity Portfolio – Who manages the Portfolio? – Sub-advisor”:

Sub-advisor

Mondrian Investment Partners Ltd.

Portfolio managers	Position with Mondrian Investment Partners Ltd.	Start date on the Portfolio
Nigel Bliss	Senior Portfolio Manager	October 2002
Melissa J. A. Platt, CFA	Portfolio Manager	February 2012
Elizabeth A. Desmond	Director/Chief Investment Officer, International Equities	November 2014
Andrew R. Porter, CFA	Senior Portfolio Manager	November 2014

The following replaces the information in the section entitled “Portfolio summary: The Emerging Markets Portfolio – Who manages the Portfolio? – Sub-advisor”:

Sub-advisor

Mondrian Investment Partners Ltd.

Portfolio managers	Position with Mondrian Investment Partners Ltd.	Start date on the Portfolio
Ginny Chong, CFA	Senior Portfolio Manager	February 2012
Gregory J.P. Halton, CFA	Senior Portfolio Manager	July 2013
Andrew Miller	Chief Investment Officer Emerging Market Equities	February 2012

The following replaces the biographical information for the Portfolios managed by Mondrian Investment Partners Ltd. in the section entitled, "Management of the Trust – Portfolio Managers" beginning on page 58:

Nigel Bliss
Senior Portfolio Manager — Mondrian Investment Partners Ltd. — The International Equity Portfolio and The Labor Select International Equity Portfolio
Mr. Bliss has a BA (Hons) Degree in Geography from the University of Manchester. He holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK. He commenced his career at Cazenove & Co. and moved to join Mondrian in 1995. Mr. Bliss is a senior portfolio manager in the Non-US Equity Team. He has had significant experience analyzing securities in the Pacific Basin region and in the global materials, utilities, property and industrials sectors. In recent years Mr. Bliss has taken responsibility for leading coverage of securities listed in the UK and Scandinavian markets whilst still maintaining his sector specialization. Mr. Bliss is a member of Mondrian’s Non-US Equity Strategy Committee.

Elizabeth A. Desmond
Director, Chief Investment Officer — International Equities — Mondrian Investment Partners Ltd. — The International Equity Portfolio and The Labor Select International Equity Portfolio
Ms. Desmond is a graduate of Wellesley College and the Masters Program in East Asian Studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Mondrian in 1991, she was a Pacific Basin Equity Analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd. Ms. Desmond is a CFA Charterholder, and a member of the CFA Institute and the CFA Society of the UK.

Ginny Chong, CFA
Senior Portfolio Manager — Mondrian Investment Partners Ltd. — The Emerging Markets Portfolio
Prior to joining Mondrian in 2000, Ms. Chong worked for PricewaterhouseCoopers in Vancouver, within the Corporate Finance and Investment Banking Division where she qualified as a Canadian Chartered Accountant. Ms. Chong has a degree in Commerce from the University of British Columbia, Vancouver. Ms. Chong is presently a senior portfolio manager within the Emerging Markets Team. Ms. Chong is a CFA Charterholder and is a member of the CFA Institute and the CFA Society of the UK.

Gregory J.P. Halton, CFA
Senior Portfolio Manager – Mondrian Investment Partners Ltd. – The Emerging Markets Portfolio
Having graduated from St Catherine’s College, Oxford in 2000 with a MEng (Hons) in Engineering Science, Mr. Halton worked in the global equity division of Deutsche Asset Management before joining Mondrian in 2004. Mr. Halton is a senior portfolio manager within the Emerging Markets Team. Mr. Halton is a CFA Charterholder and is a member of the CFA Institute and the CFA Society of the UK.

Andrew Miller
Chief Investment Officer - Emerging Market Equities – Mondrian Investment Partners Ltd. – The Emerging Markets Portfolio
Mr. Miller is a graduate of the University of Birmingham. Prior to joining Mondrian in 2000, he worked in the Investment Management department of PricewaterhouseCoopers, where he was responsible for the analysis and audit of various investment vehicles. Mr. Miller is presently Chief Investment Officer within the Emerging Markets Team. Mr. Miller holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK.

Melissa J. A. Platt, CFA
Portfolio Manager — Mondrian Investment Partners Ltd. — The International Equity Portfolio and The Labor Select International Equity Portfolio
Ms. Platt is an Economics and Finance graduate of Massey University, New Zealand. She started her career as a consultant at KPMG Corporate Finance. She then moved to FundSource Research for 3 years as an Investment Analyst and later as Research Manager. Ms. Platt joined Mondrian in 2004 and is a portfolio manager in the Non-US Equity Team. Ms. Platt is a CFA Charterholder, a member of the CFA Institute and a member of the CFA Society of the UK.

Andrew R. Porter, CFA
Senior Portfolio Manager – Mondrian Investment Partners Ltd. – The International Equity Portfolio and The Labor Select International Equity Portfolio
Mr. Porter studied at Magdalen College, Oxford University graduating with a first class degree in Chemistry. He also has an MSc in Economics from the University of London. Mr. Porter started his career as a consultant and trainee chartered accountant at Deloitte and Touche. Prior to joining Mondrian in 2003, Mr. Porter worked at Frank Russell, part of the team managing the multi-manager funds in the Asia Pacific region. Mr. Porter is a CFA Charterholder, a member of the CFA Institute and a member of the CFA Society of the UK. Mr. Porter is a member of Mondrian’s Non-US Equity Strategy Committee.

Investments in the Portfolios are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolios, the repayment of capital from the Portfolios, or any particular rate of return.

Please keep this supplement for future reference.

This Supplement is dated December 29, 2014.